Fees Summary	Sep. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,564,731.94
Previously Paid Amount	0.00
Total Fee Amount	239.56
Total Offset Amount	0.00
Net Fee	$ 239.56